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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                         ------------------------------

                                    FORM 8-K
                            -------------------------

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 12, 2002





                             ENCORE WIRE CORPORATION
                             -----------------------
             (Exact name of Registrant as specified in its charter)

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

           DELAWARE                         0-20278                       75-2274963
           ---------                        -------                       ----------
(State or other jurisdiction of            Commission                  (I.R.S. Employer
 incorporation or organization)            File Number                 Identification No.)
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            1410 MILLWOOD ROAD
             MCKINNEY, TEXAS                                           75069
             ---------------                                           -----
(Address of principal executive offices)                             (Zip Code)

      Registrant's telephone number, including area code: (972) 562-9473


              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


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ITEM 9.   REGULATION FD DISCLOSURE.

         On August 12, 2002, Encore Wire Corporation, a Delaware corporation (the "Company"), filed its quarterly report on Form 10-Q for the quarter ended June 30, 2002, with the Securities and Exchange Commission. Accompanying such report were certifications of the Chief Executive Officer and the Chief Financial Officer of the Company, submitted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350). A copy of each of these certifications is attached as an exhibit hereto.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     ENCORE WIRE CORPORATION



Date: August 12, 2002                By:  /s/  Frank J. Bilban
                                     -----------------------------------------
                                     Frank J. Bilban, Vice President - Finance,
                                     Treasurer and Secretary; Chief Financial
                                     Officer


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                                INDEX TO EXHIBITS

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
Item          Exhibit
----          -------

99.1 Certificate of Vincent A. Rego, Chief Executive Officer of Encore Wire Corporation, submitted pursuant to 18 U.S.C. Section 1350.

99.2 Certificate of Frank J. Bilban, Chief Financial Officer of Encore Wire Corporation, submitted pursuant to 18 U.S.C. Section 1350.
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